702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX SERIES FUNDS

Commodities Strategy Fund

Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

Supplement dated July 8, 2022 to the currently effective Class A, Class C and Institutional Class Shares Summary Prospectuses, Class H Shares Summary Prospectus and Class P Shares Summary Prospectuses, each dated May 1, 2022 (each a “Summary Prospectus” and collectively, the “Summary Prospectuses”) for the Funds listed above (each, a “Fund” and collectively, the “Funds”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

Effective immediately, Mr. Ryan Harder no longer serves as a portfolio manager of the Funds. Mr. Michael P. Byrum continues to manage each Fund and Messrs. Adrian Bachman and John Marchelya continue to manage the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund, respectively. In addition, Mr. Byrum is joined by Messrs. Brendan Cain, Spencer Crane and Scott Miller, each of which serves as a portfolio manager of the Commodities Strategy Fund. Therefore, effective immediately, all references to Mr. Harder are removed from the Funds’ Summary Prospectuses and Messrs. Cain, Crane and Miller are added as portfolio managers of the Commodities Strategy Fund as described below.

Commodities Strategy Fund – Class A, Class C and Institutional Class Shares Summary Prospectus and Class H Shares Summary Prospectus

In the Fund’s “Fund Summary” section, the information under the heading “Portfolio Managers” is deleted in its entirety and replaced with the information below.

PORTFOLIO MANAGERS

●	Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
●	Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Adviser since 2006.
●	Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Adviser since 2012.
●	Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Adviser since 2008.

The portfolio management changes described in this supplement will not affect the Funds’ investment objectives or principal investment strategies and are not expected to affect the day-to-day management of the Funds.

Please retain this supplement for future reference.

RSF-COM-SUPP-SUMPRO-0722x0523